Income taxes	6 Months Ended
Jun. 30, 2015
Income taxes [Abstract]
Income taxes

9. Income taxes

(a) Effective tax rate

Our effective income tax rate (“ETR”) was 53.8% in the first six months of 2015 compared to 42.3% in the first six months of 2014. The ETR was different from the statutory tax rate of 25% due to the effects of the land appreciation tax (“LAT”), the corporate income tax (“CIT”) benefit of LAT, outside basis differences and changes in unrecognized tax benefits. The change in the effective income tax rate is primarily due to a non-recurring reversal of LAT liabilities of approximately US$4.2 million during the six months ended June 30, 2015 related to a completed project that was liquidated and settled with the local tax bureaus on favorable terms and a CIT true up reversal of approximately US$4.6 million was recognized due to the decrease of non-deductible expenses, while a non-recurring reversal of LAT liabilities of approximately US$12 million during the six months ended June 30, 2014 related to a completed project that was liquidated and settled with the local tax bureaus on favorable terms.

(b) Liability for unrecognized tax benefit

The following table summarizes the activity related to the Group's unrecognized tax benefits:

US$

Balance as of December 31, 2014	14,005,004
Reductions for tax positions of prior years	(2,748,906)
Movement in current year due to foreign exchange rate fluctuation	2,672
Balance as of June 30, 2015	11,258,770

The current year movement in the liability for unrecognized tax benefits of US$2,748,906 was due to the decrease of non-deductible expenses, primarily aircraft expenses. The remaining change of US$2,672 was caused by the US$-RMB exchange rate, and therefore was recorded as other comprehensive income arising from foreign currency translation.